UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2010

SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-51955	20-0617340
(State or other jurisdiction	(Commission File Number)	(I.R.S. employer identification no.)
of incorporation or organization)

2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (605) 361-9566

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As disclosed in the quarterly report on Form 10-Q of Summit Hotel Properties, LLC (“Company”), for the quarter ended March 31, 2010, the Company recorded an impairment charge of $1,173,100 to write down the carrying value of its Courtyard hotel in Memphis, TN to fair value.  Management’s evaluation of impairment for this property as of December 31, 2009 indicated a potential impairment, however, management concluded at that time that the amount was not material to the 2009 financial statements.  Subsequently, management concluded that the fair value at December 31, 2009 was not different from the fair value that was determined in the quarter ended March 31, 2010.  Therefore, management believes the impairment charge should have been recorded in the quarter ended December 31, 2009.  The effect of the error was to overstate Loss on Impairment of Assets for the three-months ended March 31, 2010 and, to understate Loss on Impairment of Assets for the year ended December 31, 2009 and to overstate Property and Equipment, net at December 31, 2009.

For additional information please see the Company’s quarterly report on Form 10-Q filed with the SEC on August 16, 2010 for the three and six months ended June 30, 2010.

The Company’s audited consolidated financial statements as of the year ended December 31, 2009 have been revised to reflect the above-described immaterial change, are attached hereto in full as Exhibit 99.1, incorporated by reference herein.  These financial statements have been audited by Eide Bailly LLP, an independent registered public accounting firm, as indicated in their report with respect thereto for the years ended December 31, 2009 and December 31, 2008. The financial statements for the year ended December 31, 2007 were audited by Gordon, Hughes & Banks, LLP, as indicated in their report with respect thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1
Report of Independent Registered Public Accounting Firm Eide Bailly, LLP dated as of March 31, 2010 (and September 21, 2010 as to Note 21) for the years ended December 31, 2009 and 2008; Report of Independent Registered Public Accounting Firm Gordon, Hughes, and Banks, LLP dated as of March 21, 2008 for the year ended December 31, 2007; and Consolidated Financial Statements for the Years Ended December 31, 2009, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC

By:	/s/ Kerry W. Boekelheide
Name:	Kerry W. Boekelheide
Title:	Chief Executive Officer

Dated:  September 22, 2010

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1
Report of Independent Registered Public Accounting Firm Eide Bailly, LLP dated as of March 31, 2010 (and September 21, 2010 as to Note 21) for the years ended December 31, 2009 and 2008; Report of Independent Registered Public Accounting Firm Gordon, Hughes, and Banks, LLP dated as of March 21, 2008 for the year ended December 31, 2007; and Consolidated Financial Statements for the Years Ended December 31, 2009, 2008 and 2007.